UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 5, 2015 (November 5, 2015)

TCP CAPITAL CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2015, the registrant issued a press release announcing its financial results for the quarter ended September 30, 2015. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.02 Election of Directors; Appointment of Certain Officers.

On November 5, 2015, the registrant issued a press release, included herewith as Exhibit 99.1, announcing that on November 3, 2015, the registrant’s board of directors (“the Board”) appointed Brian F. Wruble as an independent director to the Board effective November 5, 2015. The Board has determined that Mr. Wruble is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 and is independent within the meaning of the independence standards of the NASDAQ Marketplace Rules.

In the last fiscal year, the registrant has not engaged in any transaction in which Mr. Wruble or a person related to Mr. Wruble had a direct or indirect material interest. To the registrant’s knowledge, there is no arrangement or understanding between any of its officers and directors and Mr. Wruble pursuant to which Mr. Wruble was selected to serve as a director.

The information disclosed under this Item 5.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On November 5, 2015, the registrant issued a press release, included herewith as Exhibit 99.1, announcing the declaration of a fourth quarter regular dividend of $0.36 per share payable on December 31, 2015 to shareholders of record as of December 17, 2015.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits:

Exhibit Number	Description

99.1	Press Release, dated as of November 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCP CAPITAL CORP.

Date: November 5, 2015

	By:	/s/ Paul L. Davis
	Name:	Paul L. Davis
	Title:	Chief Financial Officer